1290 FUNDS®

1290 Avantis® U.S. Large Cap Growth Fund

SUPPLEMENT DATED DECEMBER 11, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus of the 1290 Funds (“Trust”) dated March 1, 2023, as supplemented, and the Summary Prospectus dated March 1, 2023, as supplemented on November 29, 2023, regarding the 1290 Avantis® U.S. Large Cap Growth Fund (“Fund”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus and retain it for future reference. You can find the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Effective immediately, the following change is being made to the Summary Prospectus and the section of the Prospectus entitled “1290 Avantis® U.S. Large Cap Growth Fund – Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares”:

In the section entitled “INVESTMENTS, RISKS AND PERFORMANCE – Principal Investment Strategy,” the second sentence of the second paragraph is deleted in its entirety and replaced with the following:

The Fund seeks to invest in securities of growth companies commonly identified by their relatively high book/price ratio or by their membership in the Russell 1000® Growth Index and that the Sub-Adviser expects to have higher returns